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                                                                   EXHIBIT 10(d)



                      SENSORMATIC ELECTRONICS CORPORATION

                           1995 STOCK INCENTIVE PLAN


   1. Purpose. The purpose of the 1995 Stock Incentive Plan (the "Plan") is to aid the Company in attracting, retaining and motivating officers, key employees and directors by providing them with incentives for making significant contributions to the growth and profitability of the Company. The Plan is designed to accomplish this goal by offering stock options and other incentive awards, thereby providing Participants with a proprietary interest in the growth, profitability and success of the Company.

   2.   Definitions.

   (a) Award. Any form of stock option, stock appreciation right, stock or cash award granted under the Plan, whether granted singly, in combination or in tandem, pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives, and in accordance with the terms and conditions, of the Plan.

   (b) Award Agreement. An agreement between the Company and a Participant setting forth the terms, conditions and limitations applicable to an Award.

   (c)   Board.  The Board of Directors of Sensormatic Electronics Corporation.

   (d)   Code.  The Internal Revenue Code of 1986, as amended from time to time.

   (e) Committee. Such committee of the Board as may be designated from time to time by the Board to administer the Plan or any subplan under the Plan. Any such committee shall consist of not less than two members of the Board who are not officers or employees of the Company.

   (f) Company. Sensormatic Electronics Corporation and its direct and indirect subsidiaries.

   (g) Fair Market Value. If the Stock is listed on the New York Stock Exchange (or other national exchange), the average of the high and low sale prices as reported on the New York Stock Exchange (or such other exchange) or, if the Stock is not listed on a national exchange, the average of the high and low sale prices of the Stock in the over-the-counter market, as reported by the National Association of Securities Dealers through its Automated Quotation System or otherwise, in either case for the date in question, provided that if no transactions in the Stock are reported for that date, the average of the high and low sale prices as so reported for the preceding day on which transactions in the Stock were effected.

   (h) Participant. An officer, director or employee of the Company to whom an Award has been granted.

   (i)   Sensormatic.  Sensormatic Electronics Corporation.

   (j) Stock. Authorized and issued or unissued shares of Common Stock of Sensormatic or any security issued in exchange or substitution therefor.
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   3.   Eligibility.  Only officers, key employees, and directors who are also officers or employees of the Company or who have been designated by the Board as eligible to receive Awards are eligible to receive Awards under the Plan. Key employees are those employees who hold positions of responsibility or whose performance, in the judgment of the Committee, can have a significant effect on the growth and profitability of the Company.

   4. Stock Available for Awards. Subject to Section 14 hereof, a total of 3,900,000 shares of Stock shall be available for issuance pursuant to Awards granted under the Plan, provided, however, that the aggregate number of shares of Stock subject to options and upon which stock appreciation rights are based pursuant to Awards hereunder shall not exceed 800,000 for any Participant during any three consecutive fiscal-year periods beginning on or after July 1, 1994. From time to time, the Board and appropriate officers of Sensormatic shall file such documents with governmental authorities and, if the Stock is listed on the New York Stock Exchange (or other national exchange), with such stock exchange, as are required to make shares of Stock available for issuance pursuant to Awards and publicly tradeable. Shares of Stock related to Awards, or portions of Awards, that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other Awards, or are settled in cash in lieu of Stock or in such manner that all or some of the shares of Stock covered by an Award are not and will not be issued to a Participant, shall be restored to the total number of shares of Stock available for issuance pursuant to Awards.

   5.   Administration.

   (a) General. The Plan shall be administered by the Committee, which shall have full and exclusive power to (i) authorize and grant Awards to persons eligible to receive Awards under the Plan; (ii) establish the terms, conditions and limitations of each Award or class of Awards; (iii) construe and interpret the Plan and all Award Agreements; (iv) grant waivers of Plan restrictions; (v) adopt and amend such rules, procedures, regulations and guidelines for carrying out the Plan as it may deem necessary or desirable; and (vi) take any other action necessary for the proper operation and administration of the Plan, all of which powers shall be exercised in a manner consistent with the objectives, and in accordance with the terms and conditions, of the Plan. The Committee's powers shall include, but shall not be limited to, the authority to (A) adopt such subplans as may be necessary or appropriate (1) to provide for the authorization and granting of Awards to promote specific goals or for the benefit of specific classes of Participants, (2) to provide for grants of Awards by means of formulae, standardized criteria or otherwise, or (3) for any other purposes as are consistent with the objectives of the Plan, and to segregate shares of Stock available for issuance under the Plan generally as being available specifically for the purposes of one or more subplans, and (B) subject to Section 11 hereof, adopt modifications, amendments, rules, procedures, regulations, subplans and the like as may be necessary or appropriate (1) to comply with provisions of the laws of other countries in which the Company may operate in order to assure the effectiveness of Awards granted under the Plan and to enable Participants employed in such other countries to receive advantages and benefits under the Plan and such laws, (2) to effect the continuation, acceleration or modification of Awards under certain circumstances, including events which might constitute a Change in Control (as set forth in Section 7 hereof) of Sensormatic, or (3) for any other purposes as are consistent with the objectives of the Plan. All such modifications, amendments, rules, procedures, regulations and subplans shall be deemed to be a part of the Plan as if stated herein.

   (b) Committee Actions. All actions of the Committee with respect to the Plan shall require the vote of a majority of its members or, if there are only two members, by the vote of both. Any action of the Committee may be taken by a written instrument signed by a majority (or both members) of the Committee, and any action so taken shall be as effective as if it had been




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taken by a vote at a meeting.  All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of the Plan and any Award Agreement, shall be conclusive and binding on all Participants and on any parties validly claiming through any Participants.

   6. Delegation of Authority. The Committee may delegate to the Chief Executive Officer of Sensormatic and to other executive officers of the Company certain of its administrative duties under the Plan, pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate its authority with respect to (a) the selection of eligible persons as Participants in the Plan, (b) the granting or timing of Awards, (c) establishing the amount, terms and conditions of any such Award,
(d) interpreting the Plan, any subplan or any Award Agreement or (e) amending or otherwise modifying the terms or provisions of the Plan, any subplan or any Award Agreement.

   7. Awards. Subject to Section 4, the Committee shall determine the types and timing of Awards to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions and limitations applicable to each Award. Awards may include, but are not limited to, those listed below in this Section 7. Awards may be granted singly, in combination or in tandem, or in substitution for Awards previously granted under the Plan. Awards may also be made in combination or in tandem with, in substitution for, or as alternatives to, grants or rights under any other benefit plan of the Company, including any such plan of any entity acquired by, or merged with or into, the Company. Any such Awards made in substitution for, or as alternatives to, grants or rights under a benefit plan of an entity acquired by, or merged with or into, the Company in order to give effect to the transaction shall be deemed to be issued in accordance with the terms and conditions of the Plan. Awards shall be effected through Award Agreements executed by the Company in such forms as are approved by the Committee from time to time.

   All or part of any Award may be subject to conditions established by the Committee, and set forth in the Award Agreement, which conditions may include, without limitation, achievement of specific business objectives, increases in specified indices, attainment of growth rates and other measurements of Company performance.

   The Committee may determine to make any or all of the following Awards:

   (a) Stock options. A grant of a right to purchase a specified number of shares of Stock at an exercise price not less than 100% of the Fair Market Value of the Stock on the date of grant, during a specified period, all as determined by the Committee. Without limitation, a stock option may be in the form of (i) an incentive stock option which, in addition to being subject to such terms, conditions and limitations as are established by the Committee, complies with Section 422 of the Code or (ii) a non-qualified stock option subject to such terms, conditions and limitations as are established by the Committee.

   (b) Stock Appreciation Rights. A right to receive a payment, in cash or Stock, equal to the excess of the Fair Market Value (or other specified valuation) of a specified number of shares of Stock on the date the stock appreciation right ("SAR") is exercised over the Fair Market Value (or other specified valuation) on the date of grant of the SAR, except that if an SAR is granted in tandem with a stock option, valuations on the grant and exercise dates shall be no less than as determined on the basis of Fair Market Value. The eventual amount, vesting or issuance of an SAR may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Committee.





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   (c)   Stock Awards.  An Award made in Stock or denominated in units of
Stock. The eventual amount, vesting or issuance of a Stock Award may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Committee. Stock Awards may be based on Fair Market Value or another specified valuation.

   (d) Cash Awards. An Award made or denominated in cash. The eventual amount of a cash Award may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Committee.

   Dividend equivalency rights, on a current or deferred basis, may be extended to and be made part of any Award denominated in whole or in part in Stock or units of Stock, subject to such terms, conditions and restrictions as the Committee may establish.

   Notwithstanding the provisions of the paragraphs of this Section 7, Awards may be subject to acceleration of exercisability or vesting in the event of a Change in Control of Sensormatic (i) as set forth in agreements between Sensormatic and certain of its officers, directors and key employees which provide for certain protections and benefits in the event of a change in control (as defined in such agreements) or (ii) as may otherwise be determined by the Committee under and in accordance with the terms and conditions of the Plan. "Change in Control" for purposes of the Plan shall mean a change in control of Sensormatic under such circumstances as shall be specified by (x) the Committee or (y) where applicable to any Awards granted under the Plan by such agreements between Sensormatic and a Participant as (1) may have been entered into prior to the effective date of the Plan or (2) shall be entered into after the effective date of the Plan with, to the extent such an agreement is applicable to an Award, the approval of the Committee. A "Change in Control" may, without limitation, be deemed to have occurred if (A) any "person" or "group" of persons (as the terms "person" and "group" are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 and the rules thereunder) is or becomes the beneficial owner, directly or indirectly, of securities of Sensormatic representing 30% or more of the combined voting power of the then outstanding securities of Sensormatic or (B) a change of more than 25% in the composition of the Board occurs within a two-year period, unless such change in composition was approved in advance by at least two-thirds of the previous directors.

   8. Payment under Awards. Payment by the Company pursuant to Awards may be made in the form of cash, Stock or combinations thereof and may be subject to such restrictions as the Committee determines, including, in the case of Stock, restrictions on transfer and forfeiture provisions. Stock subject to transfer restrictions or forfeiture provisions is referred to herein as "Restricted Stock". The Committee may provide for payments to be deferred, such future payments to be made in installments or by lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee to assure that such deferrals comply with applicable requirements of the Code.

   The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and of dividend equivalencies on deferred payments to be made in Stock or units of Stock.

   At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards, or for awards made under any other benefit plan of the Company, of the same or different type.





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   9.  Stock Option Exercise.  The price at which shares of Stock may be purchased upon exercise of a stock option shall be paid in full at the time of the exercise, in cash or, if permitted by the Committee, by (a) tendering Stock or surrendering another Award, including Restricted Stock, or an option or other award granted under another benefit plan of the Company, in each case valued at, or on the basis of, Fair Market Value on the date of exercise, (b) delivery of a promissory note issued by a Participant to the Company pursuant to the terms and conditions of the Company's Stock Purchase Loan Plan or otherwise as determined by the Committee, or (c) any other means acceptable to the Committee. The Committee shall determine acceptable methods for tendering Stock or surrendering other Awards or grants and may impose such conditions on the use of Stock or other Awards or grants to exercise a stock option as it deems appropriate. If shares of Restricted Stock are tendered as consideration for the exercise of a stock option, the Committee may require that the number of shares issued upon exercise of the stock option equal to the number of shares of Restricted Stock used as consideration therefor be subject to the same restrictions as the Restricted Stock so surrendered and any other restrictions as may be imposed by the Committee. The Committee may also permit Participants to exercise stock options and simultaneously sell some or all of the shares of Stock so acquired pursuant to a brokerage or similar arrangement which provides for the payment of the exercise price substantially concurrently with the delivery of such shares.

   10. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Award payment or shares of Stock receivable under an Award and to withhold an appropriate number of shares of Stock for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations. In addition, the Committee may permit Participants to elect to (a) have the Company deduct applicable taxes resulting from any Award payment to, or exercise of an Award by, such Participant by withholding an appropriate number of shares of Stock for payment of tax obligations or (b) tender to the Company for the purpose of satisfying tax payment obligations other Stock held by the Participant. If the Company withholds shares of Stock to satisfy tax payment obligations, the value of such Stock in general shall be its Fair Market Value on the date of the Award payment or the date of exercise of an Award, as the case may be. If a Participant tenders shares of Stock pursuant to clause (b) above to satisfy tax payment obligations, the value of such Stock shall be the Fair Market Value on the date the Participant tenders such Stock to the Company.

   11. Amendment, Modification, Suspension or Termination of the Plan. The Board may amend, modify, suspend or terminate the Plan, or adopt subplans under the Plan, (a) for the purpose of meeting or addressing any changes in any applicable tax, securities or other laws, rules or regulations or (b) for any other purpose permitted by law. Subject to changes in law or other legal requirements which would permit otherwise, the Plan may not be amended without the approval of the holders of a majority of the shares of Stock voting on such amendment to (i) materially increase the aggregate number of shares of Stock that may be issued under the Plan (except for any increase resulting from adjustments pursuant to Section 14 hereof), (ii) materially increase the benefits accruing to Participants (except that the limit on the aggregate number of shares that may be issued to any individual participant during any three consecutive fiscal-year periods pursuant to option, or which are used as a basis of SARs, may not be amended at all without the approval of stockholders) or (iii) materially modify the requirements as to eligibility for participation in the Plan. In addition, no subplan which provides for the granting of Awards by a formula whose provisions fix the selection of Participants, the granting and timing of Awards and the terms and conditions of such Awards, shall be amended with respect to such provisions more frequently than once every six months (other than to comport with changes in the Code or the Employee Retirement Income Security Act or the rules thereunder). Further, the Plan may not be amended in a manner that would alter, impair, amend, modify, suspend or terminate any rights of a





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Participant or obligation of the Company under any Awards theretofore granted, in any manner adverse to any such affected Participant, without the consent of such affected Participant.

   12. Termination of Employment. Except as otherwise set forth in an applicable Award Agreement or determined by the Committee, or as otherwise provided in paragraph (a) or (b) of this Section 12, if a Participant's employment or association with the Company terminates, all unexercised, deferred and unpaid Awards (or portions of Awards) shall be canceled immediately.

   (a) Retirement, Resignation or Other Termination. If a Participant's employment or association with the Company terminates by reason of the Participant's retirement or resignation, or for any other reason (other than the Participant's death or disability), the Committee may, under circumstances in which it deems an exception from the provisions of the first sentence of this Section 12 to be appropriate to carry out the objectives of the Plan and to be consistent with the best interests of the Company, permit Awards to continue in effect and be exercisable or payable beyond the date of such termination, up until the expiration date specified in the applicable Award Agreement and otherwise in accordance with the terms of the applicable Award Agreement, and may accelerate the exercisability or vesting of any Award, in either case, in whole or in part.

   (b)   Death or Disability.

                            (i) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period, not extending beyond the expiration date specified in the applicable Award Agreement (except as otherwise provided in such Award Agreement), within which to exercise any outstanding Award held by the Participant, as may be specified in the Award Agreement or as may otherwise be determined by the Committee. All rights in respect of any such outstanding Awards shall pass in the following order: (A) to beneficiaries so designated in writing by the Participant; or if none, then (B) to the legal representative of the Participant; or if none, then (C) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be exercised or paid at such times and in such manner as if the Participant were living, except as otherwise provided in the applicable Award Agreement or as determined by the Committee.

                           (ii) If a Participant ceases to be employed or associated with the Company because the Participant is deemed by the Company to be disabled, outstanding Awards held by the Participant may be paid to or exercised by the Participant, if legally competent, or by a committee or other legally designated guardian or representative if the Participant is legally incompetent, for a period, not extending beyond the expiration date specified in the applicable Award Agreement (except as otherwise provided in such Award Agreement), following the termination of his employment or association with the Company, as may be specified in the Award Agreement or as may otherwise be determined by the Committee.

                          (iii)   After the death or disability of a
         Participant, the Committee may at any time (A) terminate restrictions with respect to Awards held by the Participant, (B) accelerate the vesting or exercisability of any or all installments and rights of the Participant in respect of Awards held by the Participant and (C) instruct the Company to pay the total of any accelerated payments under the Awards in a lump sum to the Participant or to the Participant's estate, beneficiaries or representatives, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards might ultimately have become payable to other beneficiaries.





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                           (iv)   In the event of uncertainty as to the
         interpretation of, or controversies concerning, paragraph (b) of this
         Section 12, the Committee's determinations shall be binding and conclusive on all Participants and any parties validly claiming through them.

  13.      Nonassignability.

  (a) Except as provided for in paragraphs (a) and (b) of Section 12 hereof and paragraph (b) of this Section 13, no Award or any other benefit under the Plan, or any right with respect thereto, shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it is granted.

  (b) If a Participant's employment or association with the Company terminates in order for such Participant to assume a position with a governmental, charitable or educational agency or institution, and the Participant retains Awards pursuant to paragraph (a) of Section 12 hereof, the Committee, in its discretion and to the extent permitted by law, may authorize a third party (including, without limitation, the trustee of a "blind" trust), acceptable to the applicable authorities, the Participant and the Committee, to act on behalf of the Participant with respect to such Awards.

  14.      Adjustments.  In the event of any change in the outstanding
Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee shall adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for options or other Awards and available for issuance pursuant to options, or upon which SARs may be based, for individual Participants and (iii) covered by outstanding Awards denominated in Stock or units of Stock; (b) the prices related to outstanding Awards; and
(c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options or other awards, whether or not in a transaction to which Section 425(a) of the Code applies, by means of substitution of new stock options or Awards for previously issued options or awards or an assumption of previously issued stock options or awards.

  15. Notice. Any written notice to Sensormatic required by any of the provisions of the Plan shall be addressed to the Committee, c/o the Secretary of Sensormatic, and shall become effective when received by the Secretary.

  16. Unfunded Plan. Insofar as the Plan provides for Awards of cash or Stock, the Plan shall be unfunded unless and until the Board or the Committee otherwise determines. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. Unless the Board otherwise determines, (a) the Company shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan; (b) any liability of the Company to any Participant with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and an Award Agreement; (c) no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company; and (d) neither the Company, the Board nor the Committee shall be required to give





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any security or bond for the performance of any obligation that may be created by or pursuant to the Plan.

  17. Payments to Trust. Notwithstanding the provisions of Section 16 hereof, the Board or the Committee may cause to be established one or more trust agreements pursuant to which the Committee may make payments of cash, or deposit shares of Stock, due or to become due under the Plan to Participants.

  18. No Right to Employment. Neither the adoption of the Plan nor the granting of any Award shall confer on any Participant any right to continued employment or association with the Company or in any way interfere with the Company's right to terminate the employment or association of any Participant at any time, with or without cause, and without liability therefor. Awards, payments and other benefits received by a Participant under the Plan shall not be deemed a part of the Participant's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.

  19. Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

  20. Effective and Termination Dates. The Plan, and any amendment hereof requiring stockholder approval, shall become effective as of the date of its adoption by the Board, subject to the subsequent approval of the stockholders of Sensormatic by the affirmative vote of a majority of the votes cast at a stockholders' meeting at which the approval of the Plan (or any such amendment) is considered, provided that the total vote cast represents over 50% of all shares entitled to vote on the proposal. The Plan shall terminate ten years after its initial effective date, subject to earlier termination by the Board pursuant to Section 11 hereof, except as to Awards then outstanding.





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                      SENSORMATIC ELECTRONICS CORPORATION


                           NON-QUALIFIED STOCK OPTION



                 For valuable consideration, receipt of which is hereby acknowledged, SENSORMATIC ELECTRONICS CORPORATION, a Delaware corporation (the "Company"), hereby grants to ____________________________________________, who resides at ____________________________________________ (the "Optionee"), a
non-qualified stock option ("Option"), subject to the terms and conditions hereof, to purchase from the Company an aggregate of ____________ shares of the Common Stock of the Company, par value $.01 per share (the "Common Stock"), at the price of $_________ per share (the "Option Price"), such option to be exercisable in installments as set forth below on or before the day (the "Termination Date") preceding the tenth anniversary of the date hereof.
                 This Option may be exercised as to one-third of the shares of Common Stock subject hereto after the first anniversary of the date hereof, as to an additional one-third of such shares after the second anniversary of the date hereof, and as to the remaining one-third of such shares after the third anniversary of the date hereof.
                 This Option is granted pursuant to the Company's 1995 Stock Incentive Plan (the "Plan") and is subject to the terms and conditions thereof. The Plan is administered by the Company's Stock Incentive Plan Committee (the "Committee"). All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of this Option and of the Plan, shall be conclusive and binding on the Optionee and any parties claiming through the Optionee.

                 Unless the Optionee ceases to be employed by the Company or a direct or indirect subsidiary thereof, the right of the Optionee to purchase shares subject to any installment may be exercised in whole at any time or in part from time to time after the accrual of such respective installment and prior to the Termination Date, except as otherwise provided herein. This Option may be exercised only with respect to full shares.
                 Subject to the provisions of this Option, this Option may be exercised by written notice (the "Notice") to the Company stating the number of shares of Common Stock with respect to which it is being exercised. The Notice shall be accompanied by the Optionee's payment in full of the Option Price for each of the shares to be purchased by the Optionee, such payment to be made by
(a) certified or bank cashier's check payable to the order of the Company or
(b) any other means acceptable to the Committee.
                 As soon as practicable after receipt of the Notice and payment, and subject to the next two paragraphs, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased. Such delivery shall be made (a) at the offices of the Company at 500 Northwest 12th Avenue, Deerfield Beach, Florida 33442, (b) at such other place as may be mutually acceptable to the Company and the Optionee, or (c) at the election of the Company, by certified mail addressed to the Optionee at (i) the Optionee's address shown in the employment records of the Company or (ii) the location at which the Optionee is employed by the Company.
                 The Company shall have the right to withhold an appropriate number of shares of Common Stock (based on the fair market value thereof on the date of exercise) for payment of taxes required by law or to take such other



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

action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations.
                 The Company may postpone the time of delivery of certificate(s) for shares of Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any securities exchange upon which the Common Stock may be listed, or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or any applicable state laws relating to the authorization, issuance or sale of securities.
                 The issuance of the shares of Common Stock subject hereto and issuable upon the exercise of this Option and the transfer or resale of such shares shall be subject to such restrictions as are, in the opinion of the Company's counsel, required to comply with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the certificate(s) representing such shares shall, if it is deemed advisable by the Company's counsel, bear a legend to such effect.
                 If, upon tender of delivery thereof, the Optionee fails to accept delivery of and pay or have paid for all or any part of the number of shares of Common Stock specified in the Notice, the Optionee's right to exercise this Option with respect to such undelivered and unpaid for shares may be terminated by the Company.
                 During the Optionee's lifetime, this Option shall be exercisable only by the Optionee (except as otherwise provided below), and neither this Option nor any right hereunder shall be assignable or transferable otherwise than by will or the laws of descent and distribution (as provided below), or be subject to attachment, execution or other similar process. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of any levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Optionee, and it shall become null and void.
                 If, prior to the Termination Date, the Optionee's employment with the Company or its direct or indirect subsidiaries terminates for any reason (otherwise than by reason of the Optionee's death or disability (as defined below)), this Option, and all rights hereunder to the extent that such rights shall not have been exercised, shall immediately terminate and become null and void.
                 In the event of the Optionee's death prior to the Termination Date, and while the Optionee is employed by the Company or a direct or indirect subsidiary thereof, this Option shall immediately become fully exercisable and may be exercised within one year after the date of the Optionee's death by the person(s) to whom the right passes pursuant to the following sentence, but in no event may this Option be exercised later than the Termination Date. All rights with respect to this Option, including the right to exercise it, shall pass in the following order: (a) to such person(s) as the Optionee may designate in a writing duly delivered to the Company (in the form available from the Company for such purpose), or in the absence of such a designation, then (b) to the Optionee's estate (the Option to be exercised by the legal representative).
                 In the event that the Optionee, prior to the Termination Date, ceases to be employed by the Company or a direct or indirect subsidiary thereof because the Optionee is deemed by the Company to be disabled, this Option shall immediately become fully exercisable and may be exercised by the Optionee, if legally competent, or by a committee or other legally designated guardian or representative if the Optionee is legally incompetent, within one year after the date the Optionee ceases to be employed by the Company or a direct or indirect subsidiary thereof as a result of such disability, but in no event may this Option be exercised later than the Termination Date. For purposes of this Option, the Optionee shall be deemed by the Company to be disabled if the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Optionee shall not be considered to be disabled unless the Optionee or the Optionee's representative furnishes proof of the existence of such disability in such form and manner, and at such times, as may be required by the Committee, and unless such proof shall be satisfactory to the Committee. The determination by the Committee with respect to the existence of such disability shall be conclusive and binding upon the Optionee and any parties claiming through the Optionee.
                 In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee shall adjust proportionally the number of shares of Common Stock covered by this Option and the Option Price thereof. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee may authorize the assumption of this Option or the substitution of a new stock option for this Option, whether or not in a transaction to which
Section 424(a) of the Internal Revenue Code of 1986, as amended from time to time, applies. The judgment of the Committee with respect to any matter referred to in this paragraph shall be conclusive and binding upon the Optionee and any parties claiming through the Optionee.
                 Neither the Optionee nor any person or persons entitled to exercise the Optionee's rights under this Option in accordance herewith shall have any rights to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to this Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of this Option as provided herein.
                 Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at its offices at 500 Northwest 12th Avenue, Deerfield Beach, Florida 33442, attention of the Committee, c/o the Company's Secretary, and shall become effective when received by the Secretary. All notices to the Optionee or other person or persons then entitled to exercise any rights with respect to this Option shall be addressed to the Optionee or such other person or persons at (i) the Optionee's address shown in the employment records of the Company or (ii) the location at which the Optionee is employed by the Company. Anyone to whom a notice may be given under this Option may designate a new address by notice to that effect.
                 Neither the adoption of the Plan nor the granting of this Option confers on the Optionee any right to continued employment with the Company (or any of its direct or indirect subsidiaries) or in any way interferes with or alters the Company's (and its direct and indirect subsidiaries') right to terminate the employment of the Optionee at any time, with or without cause, and without liability therefor. This Option shall not be deemed a part of the Optionee's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.
                 This Option and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended from time to time, or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.
                 IN WITNESS WHEREOF, SENSORMATIC ELECTRONICS CORPORATION has caused this Option to be executed by its officers, thereunto duly authorized, as of the ____ day of ____________, 19__.

                                        SENSORMATIC ELECTRONICS
                                        CORPORATION



                                        By:
                                           ---------------------
                                           Ronald G. Assaf
                                           Chairman of the Board
                                            and President


ATTEST:



--------------------------
    Marian E. Fetchik
   Assistant Secretary

or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

             IN WITNESS WHEREOF, SENSORMATIC ELECTRONICS CORPORATION has caused this Option to be executed by its officers, thereunto duly authorized, as of the ____ day of ____________, 19__.

                                        SENSORMATIC ELECTRONICS
                                        CORPORATION



                                        By:
                                           ----------------------------
                                           Michael E. Pardue
                                           Executive Vice President
                                            and Chief Operating Officer


ATTEST:



-------------------------
    Marian E. Fetchik
   Assistant Secretary
or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

             IN WITNESS WHEREOF, SENSORMATIC ELECTRONICS CORPORATION has caused this Option to be executed by its officers, thereunto duly authorized, as of the ____ day of ____________, 19__.

                                        SENSORMATIC ELECTRONICS
                                        CORPORATION



                                        By:
                                           Name:
                                           Title:


ATTEST:



-------------------------
    Marian E. Fetchik
   Assistant Secretary

                      SENSORMATIC ELECTRONICS CORPORATION


                           NON-QUALIFIED STOCK OPTION



                 For valuable consideration, receipt of which is hereby acknowledged, SENSORMATIC ELECTRONICS CORPORATION, a Delaware corporation (the "Company"), hereby grants to ____________________________________________, who resides at ____________________________________________ (the "Optionee"), a
non-qualified stock option ("Option"), subject to the terms and conditions hereof, to purchase from the Company an aggregate of ____________ shares of the Common Stock of the Company, par value $.01 per share (the "Common Stock"), at the price of $_________ per share (the "Option Price"), such option to be exercisable in installments as set forth below on or before the day (the "Termination Date") preceding the tenth anniversary of the date hereof.
                 This Option may be exercised in full (i) after the fifth anniversary of the date hereof, or (ii) on such earlier date on which the Fair Market Value (as defined in the Company's 1995 Stock Incentive Plan (the "Plan")) of Common Stock has exceeded the Option Price by at least 35% for at least ten consecutive trading days, provided that such earlier date is after the first anniversary of the date hereof.
                 This Option is granted pursuant to the Plan, and is subject to the terms and conditions thereof. The Plan is administered by the Company's Stock Incentive Plan Committee (the "Committee"). All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of this Option and of the Plan, shall be conclusive and binding on the Optionee and any parties claiming through the Optionee.
                 Unless the Optionee ceases to be associated with the Company or a direct or indirect subsidiary thereof, the right of the Optionee to purchase shares subject to any installment may be exercised in whole at any time or in part from time to time after the accrual of such respective installment and prior to the Termination Date, except as otherwise provided herein. This Option may be exercised only with respect to full shares.
                 Subject to the provisions of this Option, this Option may be exercised by written notice (the "Notice") to the Company stating the number of shares of Common Stock with respect to which it is being exercised. The Notice shall be accompanied by the Optionee's payment in full of the Option Price for each of the shares to be purchased by the Optionee, such payment to be made by
(a) certified or bank cashier's check payable to the order of the Company or
(b) any other means acceptable to the Committee.
                 As soon as practicable after receipt of the Notice and payment, and subject to the next two paragraphs, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased. Such delivery shall be made (a) at the offices of the Company at 500 Northwest 12th Avenue, Deerfield Beach, Florida 33442, (b) at such other place as may be mutually acceptable to the Company and the Optionee, or (c) by certified mail addressed to the Optionee at the Optionee's address shown in the records of the Company.
                 The Company shall have the right to withhold an appropriate number of shares of Common Stock (based on the fair market value thereof on the date of exercise) for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations.
                 The Company may postpone the time of delivery of certificate(s) for shares of Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any securities exchange upon which the Common Stock may be listed, or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or any applicable state laws relating to the authorization, issuance or sale of securities.
                 The issuance of the shares of Common Stock subject hereto and issuable upon the exercise of this Option and the transfer or resale of such shares shall be subject to such restrictions as are, in the opinion of the Company's counsel, required to comply with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the certificate(s) representing such shares shall, if it is deemed advisable by the Company's counsel, bear a legend to such effect.
                 If, upon tender of delivery thereof, the Optionee fails to accept delivery of and pay or have paid for all or any part of the number of shares of Common Stock specified in the Notice, the Optionee's right to exercise this Option with respect to such undelivered and unpaid for shares may be terminated by the Company.
                 During the Optionee's lifetime, this Option shall be exercisable only by the Optionee (except as otherwise provided below), and neither this Option nor any right hereunder shall be assignable or transferable otherwise than by will or the laws of descent and distribution (as provided below), or be subject to attachment, execution or other similar process. In the event of any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of any levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Optionee, and it shall become null and void.
                 If, prior to the Termination Date, the Optionee's association with the Company or its direct or indirect subsidiaries terminates for any reason (otherwise than by reason of the Optionee's death or disability (as defined below)), this Option and all rights hereunder, to the extent that this Option and such rights shall not have been exercised and are exercisable pursuant to the terms hereof on the date of such termination, shall remain exercisable for a period of only three months following the date of such termination or until the Termination Date, if earlier.
                 In the event of the Optionee's death prior to the Termination Date, and while the Optionee is associated with the Company or a direct or indirect subsidiary thereof, this Option shall immediately become fully exercisable and may be exercised within one year after the date of the Optionee's death by the person(s) to whom the right passes pursuant to the following sentence, but in no event may this Option be exercised later than the Termination Date. All rights with respect to this Option, including the right to exercise it, shall pass in the following order: (a) to such person(s) as the Optionee may designate in a writing duly delivered to the Company (in the form available from the Company for such purpose), or in the absence of such a designation, then (b) to the Optionee's estate (the Option to be exercised by the legal representative).
                 In the event that the Optionee, prior to the Termination Date, ceases to be associated with the Company or a direct or indirect subsidiary thereof because the Optionee is deemed by the Company to be disabled, this Option shall immediately become fully exercisable and may be exercised by the Optionee, if legally competent, or by a committee or other legally designated guardian or representative if the Optionee is legally incompetent, within one year after the date the Optionee ceases to be associated with the Company or a direct or indirect subsidiary thereof as a result of such disability, but in no event may this Option be exercised later than the Termination Date. For purposes of this Option, the Optionee shall be deemed by the Company to be disabled if the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Optionee shall not be considered to be disabled unless the Optionee or the Optionee's representative furnishes proof of the existence of such disability in such form and manner, and at such times, as may be required by the Committee, and unless such proof shall be satisfactory to the Committee. The determination by the Committee with respect to the existence of such disability shall be conclusive and binding upon the Optionee and any parties claiming through the Optionee.
                 In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee shall adjust proportionally the number of shares of Common Stock covered by this Option and the Option Price thereof. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee may authorize the assumption of this Option or the substitution of a new stock option for this Option, whether or not in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended from time to time, applies. The judgment of the Committee with respect to any matter referred to in this paragraph shall be conclusive and binding upon the Optionee and any parties claiming through the Optionee.
                 Neither the Optionee nor any person or persons entitled to exercise the Optionee's rights under this Option in accordance herewith shall have any rights to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to this Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of this Option as provided herein.
                 Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at its offices at 500 Northwest 12th Avenue, Deerfield Beach, Florida 33442, attention of the Committee, c/o the Company's Secretary, and shall become effective when received by the Secretary. All notices to the Optionee or other person or persons then entitled to exercise any rights with respect to this Option shall be addressed to the Optionee or such other person or persons at the Optionee's address shown in the records of the Company. Anyone to whom a notice may be given under this Option may designate a new address by notice to that effect.
                 This Option and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended from time to time, or the securities laws of the United

States, shall be governed by and construed under the laws of the State of Delaware.

                 IN WITNESS WHEREOF, SENSORMATIC ELECTRONICS CORPORATION has caused this Option to be executed by its officers, thereunto duly authorized, as of the ____ day of ____________, 19__.

                                        SENSORMATIC ELECTRONICS
                                        CORPORATION



                                        By:
                                           Name:
                                           Title:





ATTEST:



---------------------------
     Marian E. Fetchik
    Assistant Secretary

                           RESTRICTED STOCK AGREEMENT


             RESTRICTED STOCK AGREEMENT (the "Agreement"), dated as of the 2nd day of December, 1994, between SENSORMATIC ELECTRONICS CORPORATION, a Delaware corporation (the "Company"), and ________________________ (the "Grantee").

                              W I T N E S S E T H:

             WHEREAS, the Company has adopted the Sensormatic Success Sharing Program, a comprehensive incentive compensation program for the Company's management and other key personnel who are expected to contribute significantly to the growth and profitability of the Company (the "SSSP");

             WHEREAS, one of the components of the SSSP is a long-term, stock-based incentive compensation program adopted pursuant to the Company's 1995 Stock Incentive Plan (the "1995 Plan") providing for awards of restricted stock and stock options to SSSP participants who are also participants in, or eligible for participation in, the 1995 Plan; and

             WHEREAS, the Grantee is a participant in the SSSP and the 1995
Plan.

             NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Grantee agree as follows:

             1. Definitions. Capitalized terms used, but not defined, herein have the meanings ascribed to them in the 1995 Plan.

             2.      Issuance of Shares; Legend.

             (a) Upon the Grantee's execution and delivery to the Company of this Agreement, the Company shall issue, or cause to be issued, to the
Grantee               shares of Common Stock of the Company (the "Restricted
Shares"), pursuant to the 1995 Plan and subject to the terms, conditions and restrictions set forth in this Agreement and the 1995 Plan. Together with the executed Agreement, the Grantee is hereby tendering to the Company, in cash, cashier's check, certified check or personal check subject to collection, the sum of $__________ in payment of the par value of the Restricted Shares. A certificate representing the Restricted Shares, bearing the legend set forth below, shall be issued in the name of the Grantee and delivered to the Grantee
(i) at the offices of the Company at 500 Northwest 12th Avenue, Deerfield Beach, Florida 33442, (ii) at such other place as may be mutually acceptable to the Company and the Grantee, or (iii) at the election of the Company, by certified mail addressed to the Grantee at the Grantee's address shown in the employment records of the Company or the location at which the Grantee is employed by the Company. Notwithstanding anything to the contrary contained herein, the Company shall retain any and all cash dividends paid on or in respect of the Restricted Shares, and neither the Grantee nor any other person or persons entitled to exercise any of the Grantee's rights under this Agreement in accordance herewith and with the 1995 Plan shall have any rights to any such accrued dividends except when, and to the extent, any such Restricted Shares shall have vested in the Grantee or such other person or persons in accordance with this Agreement, at which time the accrued cash dividends with respect to the Vested Shares (as defined below) shall be transferred to the Grantee or such other person or persons.

             (b) Each certificate representing the Restricted Shares shall, unless otherwise specifically provided by this Agreement, bear the following legend or such other legend as the Company's counsel may deem appropriate to reflect the terms and conditions hereof:

    "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Sensormatic Electronics Corporation 1995 Stock Incentive Plan, the Sensormatic Success Sharing Program and the Restricted Stock Agreement of even date herewith between Sensormatic Electronics Corporation and the registered owner hereof. Copies of such documents are on file at the offices of Sensormatic Electronics Corporation, 500 N.W. 12th Avenue, Deerfield Beach, Florida 33442."

             3. Restrictions against Transfer. During the Grantee's lifetime, none of the Restricted Shares, this Agreement or any right or interest hereunder or in the Restricted Shares shall be assignable or transferable otherwise than by will or the laws of descent and distribution (as provided in this Agreement), or be subject to attachment, execution or other similar process, except (i) when and to the extent any of the Restricted

Shares shall have vested in the Grantee in accordance with this Agreement or
(ii) otherwise as determined by the Committee in accordance with the 1995 Plan. If the Grantee attempts to alienate, assign, pledge, hypothecate or otherwise dispose of any of the Restricted Shares or any rights under this Agreement, except as provided for herein, or in the event of any levy or any attachment, execution or similar process upon any of the Restricted Shares or the rights hereby conferred, the Company may terminate this Agreement by notice to the Grantee and cancel on its books the Restricted Shares issued to the Grantee pursuant to Section 2.

             4. Forfeiture. Any Restricted Shares which do not vest in the Grantee or other permitted persons in accordance with Section 5 shall be automatically forfeited to the Company and the Company shall cancel such Restricted Shares on its books. The Grantee shall, immediately on demand from the Company, deliver to the Company for cancellation each stock certificate issued to the Grantee representing any forfeited Restricted Shares. All rights and interests of the Grantee in and to such forfeited Restricted Shares, including the right to any accrued dividends thereon, shall terminate upon forfeiture.

             5.      Vesting of Restricted Shares.

             (a) Subject to Sections 5(b) through (d), the Restricted Shares shall vest (i) upon the achievement of the conditions, and to the extent, set forth in Exhibit A attached hereto as of the Early Vesting Date, as defined in Exhibit A, provided that the Grantee is employed by, or associated with, the Company or a direct or indirect subsidiary thereof on such date; and
(ii) in full as to all remaining Restricted Shares on the fifteenth anniversary of the date hereof, provided that the Grantee is employed by, or associated with, the Company or a direct or indirect subsidiary thereof on such date (the Restricted Shares that shall have vested in accordance with this Section 5 referred to as the "Vested Shares").

             (b) Notwithstanding the foregoing, in the event of the Grantee's death prior to the vesting of all of the Restricted Shares pursuant to Section 5(a), and while the Grantee is employed by, or associated with, the Company or a direct or indirect subsidiary thereof, the Restricted Shares shall immediately vest in full, in (i) such person(s) as the Grantee may designate in a writing duly delivered to the Company (in the form available from the Company for such purpose), or, in the absence of such a designation, (ii) the Grantee's estate.

             (c) In the event of a Change in Control of the Company prior to the vesting of all of the Restricted Shares pursuant to Section 5(a), and while the Grantee is employed by, or associated with, the Company or a direct or indirect subsidiary thereof, the Restricted Shares shall immediately vest in full in the Grantee.

             (d) If the Grantee's employment or association with the Company or its direct or indirect subsidiaries is terminated for any reason other than those specified in Sections 5(b) and (c) above, including, without limitation, because the Grantee is deemed by the Company to be disabled or by voluntary termination by the Grantee or the Company or any of its direct or indirect subsidiaries, whether or not for cause, in any case prior to the vesting of all of the Restricted Shares pursuant to Section 5(a), then, except as otherwise determined by the Committee in accordance with the 1995 Plan, all such Restricted Shares shall automatically be forfeited to the Company on and as of the date of such termination.

             6. Removal of Legend. After any of the Restricted Shares shall have vested pursuant to Section 5 and the restrictions thereon have lapsed, the Grantee or such other person or persons in whom the Vested Shares have vested shall be entitled to have the restrictive legend removed from each certificate representing the Vested Shares and to have a new, unlegended certificate representing the Vested Shares delivered to him. The Grantee shall, promptly following the Committee's determination that Restricted Shares have vested, deliver to the Company each stock certificate issued to the Grantee representing any Vested Shares. The Company shall, as soon as practicable thereafter, issue to the Grantee an unlegended stock certificate representing the Vested Shares and a stock certificate containing the legend set forth in
Section 2 representing the remaining Restricted Shares, if any. The Grantee shall be free to hold or dispose of the Vested Shares subject to applicable securities laws.

             7.      General Provisions.

             (a) Administration and Construction. The award of the Restricted Shares is made to the Grantee pursuant to the 1995 Plan and is subject to the terms and conditions thereof. The 1995 Plan is administered by the Company's Stock Incentive Plan Committee (the "Committee"). All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of this Agreement and of the Plan, shall be conclusive and binding on the Grantee and any parties claiming through the Grantee. Without limiting the generality of the foregoing, any determination as to whether or not, and the extent to which, the conditions set forth in Exhibit A for early vesting of Restricted Shares have been met by the Company, or whether or not any other event has occurred or failed to occur which causes the Restricted Shares or any of them to be vested or forfeited pursuant to this Agreement or the 1995 Plan, shall be made by the Committee in accordance with the SSSP and the 1995 Plan.

             (b) Conditions to Issuance of Restricted Shares. Notwithstanding anything contained herein to the contrary, the shares of Restricted Stock issuable to the Grantee may be issued from either previously authorized but unissued shares of Common Stock, or issued shares which have been reacquired by the Company. The Company may postpone the time of delivery of certificate(s) representing any Restricted Shares or Vested Shares for such time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any securities exchange upon which the Common Stock may be listed, or the requirements of the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, any rules or regulation of the Securities and Exchange Commission promulgated thereunder, or any applicable state laws relating to the authorization, issuance or sale of securities.

             (c) Withholding. The Company shall have the right to withhold from any payments to be made to the Grantee (whether under this Agreement or otherwise) any taxes the Company determines it is required to withhold with respect to the award of the Restricted Shares under the laws and regulations of any governmental authority, including, without limitation, taxes in connection with the issuance or transfer of any of the Restricted Shares or the lapse of restrictions on any of the Restricted Shares.

             (d) Agreement Binding. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, including any assignee of the Company and any successor to the Company by merger, consolidation or otherwise, and the Grantee and his heirs, devises and legal representatives.

             (e) No Employment Rights. None of the award of the Restricted Shares, entry into this Agreement, adoption of the SSSP or the 1995 Plan confers upon the Grantee any right to continued employment by, or association with, the Company or any of its direct or indirect subsidiaries, or shall in any way affect the right of the Company or any of its direct or indirect subsidiaries to dismiss, or otherwise terminate the employment, or association with the Company, of the Grantee at any time for any reason or no reason, and without liability therefor. Neither the Company nor any of its direct or indirect subsidiaries shall have any liability for or in respect of any forfeiture of Restricted Shares which may result under this Agreement if the Grantee's employment or association is so terminated. The award of the Restricted Shares shall not be deemed a part of the Grantee's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.

             (f) Recapitalization. In the event of (i) any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, (ii) any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, or (iii) a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Restricted Shares shall be treated in the same manner as the Common Stock generally, subject to the restrictions contained in this Agreement.

             (g) Notices. Each notice relating to this Agreement and the Restricted Shares shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at its offices at 500 Northwest 12th Avenue, Deerfield Beach, Florida 33442, attention of the Committee, c/o the Company's Secretary, and shall become effective when received by the Secretary. All notices to the Grantee or other person or persons then entitled to exercise any rights with respect to this Agreement shall be addressed to the Grantee or such other person or persons at the Grantee's address shown in the records of the Company. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

                 (h) Governing Law. This Agreement and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended from time to time, or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has signed his name, as of the date first written above.

                                         SENSORMATIC ELECTRONICS CORPORATION


(CORPORATE SEAL)
                                         By:____________________________________
                                            Name:
Attest:                                     Title:


______________________________________
                       Secretary
                                           ____________________________________
                                                       Grantee





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